Loan Servicing (Rollforward of Residential MSRs) (Details) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2016	Dec. 31, 2015	Dec. 31, 2014
Servicing Asset at Fair Value, Amount [Roll Forward]
Carrying value, beginning of year	$ 880
Change in fair value due to changes in valuation inputs or assumptions:
Carrying value, end of year	1,052	$ 880
Residential MSRs
Servicing Asset at Fair Value, Amount [Roll Forward]
Carrying value, beginning of year	880	844	$ 1,047
Additions	146	156	141
Change in fair value due to changes in valuation inputs or assumptions:
Prepayment speeds	13	91	(219)
Weighted average OAS	10	(52)	0
Servicing costs	2	(25)	(2)
Realization of expected net servicing cash flows, passage of time and other	(136)	(134)	(123)
Carrying value, end of year	915	880	844
Gains (losses) on derivative financial instruments used to mitigate the income statement effect of changes in fair value	$ 32	$ 32	$ 251